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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 25, 2006

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                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

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           Delaware                      001-11967               11-3170868
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)

          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (516) 327-3000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEMS 2 THROUGH 9  NOT APPLICABLE.

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     The Board of Directors of Astoria Financial Corporation, hereafter the Company, previously adopted and the shareholders of the Company, on May 19, 2004, approved the Astoria Financial Corporation Executive Officer Annual Incentive Plan, as amended. A copy of the Plan has been filed with the Securities and Exchange Commission as an exhibit to the Company's Definitive Proxy Statement dated and filed on April 16, 2004.

     At a meeting held on January 25, 2006, the Compensation Committee of the Company authorized and approved the payment of cash bonuses for fiscal year 2005 pursuant to the terms of the Plan and the Company's performance relative to the Corporate Performance Objectives established by the Committee in January 2005. The Corporate Performance Objectives utilized for 2005 were performance relative to diluted earnings per common share and return on average shareholders' equity. The participants in the Plan, their positions with the Company and the amount of the bonuses paid for 2005 are as follows:

     a) George L. Engelke, Jr., Chairman, President and Chief Financial Officer - $790,125,
     b) Gerard C. Keegan, director, Vice Chairman and Chief Administrative Officer - $269,825,
     c) Alan P. Eggleston, Executive Vice President, Secretary and General Counsel - $225,750,
     d)   Arnold K. Greenberg, Executive Vice President - $248,862.50,
     e)   Gary T. McCann, Executive Vice President - $201,562.50 and
     f)   Monte N. Redman, Executive Vice President and Chief Financial Officer
          - $306,375.

     At its meeting on January 25, 2006, the Compensation Committee of the Company deferred until a later date the establishment of the Corporate Performance Objectives to be utilized with respect to the participants noted above for fiscal year 2006.

     The Compensation Committee, at its meeting of January 25, 2006, also reviewed the directors fees paid to its directors for their service as directors of the Company and Astoria Federal Savings and Loan Association, the Company's wholly owned subsidiary. As part of such review, the committee considered, among other things, the total compensation, including cash, equity and other benefits provided to the Company's directors and a comparable review of total compensation paid to directors of a select peer group of comparable thrift institutions and their holding companies. As a result of this review, no changes in director compensation were recommended to the Board of Directors by the Committee, except to increase the annual retainer of the Chairman of the Compensation Committee, Denis J. Connors, from $5,000 to $10,000 and to increase the annual retainer of the Chairman of the Audit Committee, Thomas J. Donahue, from $10,000 to $15,000. Such annual retainers compensate for service as the chairmen of such committees both for the Company and Astoria Federal Savings and Loan Association.

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     The Board of Directors of the Company, at its meeting also held on January
25, 2006, confirmed and ratified both the payment of the above referenced bonuses for 2005 and the recommended increase in the annual retainers noted above.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ASTORIA FINANCIAL CORPORATION


                                              By: /s/ Peter J. Cunningham
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                                                  Peter J. Cunningham
                                                  First Vice President and
                                                  Director of Investor Relations


Dated:  January 26, 2006

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